    As filed with the Securities and Exchange Commission on February 1, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 29, 2001

                              PHARMACIA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

     1-2516                                             43-0420020
(Commission File Number)                       (IRS Employer Identification No.)

  100 Route 206 North, Peapack, New Jersey                            07977
(Address of Principal Executive Offices)                            (Zip Code)

                                 (908) 901-8000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

                  On January 29, 2001, Pharmacia Corporation, a Delaware corporation, announced that Robert B. Shapiro, chairman of the Registrant’s Board of Directors and a member of the Board, and John S. Reed, a member of the Board, will step down from the Board of Directors effective February 21, 2001 and the size of the Board will be reduced to fifteen members. Fred Hassan will become Chairman of the Board of Directors effective February 21, 2001.

                  A copy of the press release issued by the registrant on January 29, 2001 is attached hereto as Exhibit 99 and is hereby incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Financial Statements of Business Acquired. Not Applicable.
(b)	Pro Forma Financial Information. Not Applicable.
(c)	Exhibits. 99 Press Release dated January 29, 2001.

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACIA CORPORATION
Dated: January 31, 2001	By:	/s/ Don W. Schmitz

		Name: Title:	Don W. Schmitz Vice President, Associate General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99	Press Release dated January 29, 2001.